February 7, 2024

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

BNY MELLON CALIFORNIA AMT-FREE MUNICIPAL BOND, INC.

BNY MELLON INTERMEDIATE MUNICIPAL BOND FUND, INC.

BNY MELLON MUNICIPIAL BOND FUNDS, INC.

BNY MELLON MUNICIPIAL FUNDS, INC.

BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.

BNY MELLON STOCK FUNDS

BNY MELLON STRATEGIC FUNDS, INC.

BNY MELLON U.S. MORTGAGE FUND, INC.

Supplement to Statement of Additional Information

Effective as of the close of business on February 3, 2024, Joni Evans no longer serves as a Board member of the funds.

The information for Ms. Evans contained in the sections "Board Information - Information about Each Board Member's Experience, Qualifications, Attributes or Skills" and "Board Information - Board Members' Fund Share Ownership" in the Statement of Additional Information is removed in its entirety.

The information for Ms. Evans contained in the section "Board Information - Board Members' Compensation" is supplemented to reflect that Ms. Evans resigned as a Board member of the funds, as of February 3, 2024, and the amounts in the table reflect the fees she received from the funds in the fund complex as a Board member during each fund's last fiscal year.

GRP3-SAISTK-0224